MUNIYIELD
CALIFORNIA
INSURED
FUND, INC.








FUND LOGO








Annual Report

October 31, 1996





This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield California Insured Fund, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of MuniYield California Insured Fund, Inc. earned $0.843 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.78%, based on a month-end per share net asset value of $14.59. Over the same period, the total investment return on the Fund's Common Stock was +7.54%, based on a change in per share net asset value from $14.43 to $14.59, and assuming reinvestment of $0.839 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +7.24%, based on a change in per share net asset value from $14.03 to $14.59, and assuming reinvestment of $0.418 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.65% for Series A and 3.20% for Series B.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six-month period ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to end the October period at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June and bond yields rose in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields exhibited similar, albeit greater, volatility during the period ended October 31, 1996 falling over 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than shown by the US Treasury bond market. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% compared to the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical, and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance compared to the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets available for investment helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking forward, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
For the 12 months ended October 31, 1996, we managed the Fund with the intention of sustaining an attractive level of tax-exempt income while trying to achieve an above-average total return. We entered the 12-month period optimistic that interest rates would decline. This opinion was based on the belief that higher interest rates earlier in the year would cause a drag on the economy. To take advantage of this scenario, we extended the Fund's duration and lowered our cash reserve position to a minimal level. From October 1995 to January 1996, the impression that the economy had slowed and that there was no inflation on the horizon was enough to lower interest rates by almost 50 basis points. Two rounds of Federal Reserve Board easings in December 1995 and January 1996 made investors complacent. This set the stage for a sudden loss of investor confidence as an undeniably strong employment number in March blindsided the market and began a period of extreme volatility, which continued through the end of October. Looking ahead, we expect this volatility to continue, and our portfolio strategy is expected to remain neutral until the direction of the economy becomes clearer.

In Conclusion
We appreciate your ongoing interest in MuniYield California Insured Fund, Inc., and we look forward to serving your investment needs and objectives in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager


November 29, 1996



PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield
California Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:
                                                                        Shares        Shares Voted
                                                                       Voted For    Without Authority
1.To elect the Fund's Board of Directors:   James H. Bodurtha         15,712,332         332,855
                                            Herbert I. London         15,708,123         337,064
                                            Robert R. Martin          15,710,704         334,483
                                            Arthur Zeikel             15,704,888         340,299

                                                               Shares         Shares Voted      Shares Voted
                                                              Voted For         Against            Abstain
2.To ratify the selection of Deloitte & Touche LLP as
  the Fund's independent auditors for the current fiscal
  year.                                                      15,604,417         56,151             384,618


During the six-month period ended October 31, 1996, MuniYield
California Insured Fund, Inc. Preferred Stock shareholders (Series A and Series B) voted on the following proposals. The proposals were approved at the annual shareholders' meeting on September 19, 1996.
The description of each proposal and number of shares voted are as follows:

                                                                        Shares        Shares Voted
                                                                       Voted For    Without Authority
1.To elect the Fund's Board of Directors:
  James H. Bodurtha, Herbert I. London,
  Robert R. Martin, Joseph L. May, Andre F.
  Perold and Arthur Zeikel as follows:      Series A                    1,402             65
                                            Series B                    1,688             29

                                                               Shares        Shares Voted       Shares Voted
                                                              Voted For         Against            Abstain
2.To ratify the selection of Deloitte &
  Touche LLP as the Fund's independent
  auditors for the currentfiscal year as
  follows:                                  Series A           1,386              16                 65
                                            Series B           1,688              29                  0

THE BENEFITS AND RISKS OF LEVERAGING


MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield California Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDR     Industrial Development Revenue Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
PCR     Pollution Control Revenue
RIB     Residual Interest Bonds
RITES   Residual Interest Tax-Exempt Securities
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
S&P      Moody's  Face                                                                                           Value
Ratings  Ratings Amount                                        Issue                                           (Note 1a)

California--98.9%
AAA      Aaa    $ 1,960   Berkeley, California, Unified School District, UT, Series C, 6.50% due
                          8/01/2019 (b)                                                                         $  2,131

AAA      Aaa      2,000   Beverly Hills, California, Public Financing Authority, Lease Revenue Bonds,
                          INFLOS, Series A, 7.52% due 6/01/2015 (d)(e)                                             1,846

AAA      Aaa      2,000   Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2022 (d)           2,144

                          California Health Facilities Financing Authority Revenue Bonds:
AAA      Aaa      2,850     (Adventist Health System Hospital), Series B, 6.50% due 3/01/2011 (d)                  3,063
AAA      Aaa      4,500     (Centinela Medical Hospital), 6.25% due 9/01/2002 (d)(f)                               4,991
AAA      Aaa      1,415     (Kaiser Permanente), Series A, 7% due 10/01/2018 (b)                                   1,533
AAA      Aaa      2,750     (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022 (d)                       2,926

                          California HFA, Home Mortgage Revenue Bonds, AMT:
AA-      Aa         230     Series B, 8% due 8/01/2029                                                               241
AA-      Aa       4,220     Series F-1, 7% due 8/01/2026                                                           4,483
AA-      Aa       6,000     Series G, 7.05% due 8/01/2027                                                          6,267

AA-      Aa       1,950   California HFA, Revenue Bonds, RIB, AMT, 8.856% due 8/01/2023 (e)                        2,063

                          California Pollution Control Financing Authority, PCR, AMT:
A1+      NR*      2,700     Refunding (Pacific Gas and Electric Co.), VRDN, Series C, 3.60% due
                            2/01/2016 (a)                                                                          2,700
A1       NR*      2,700     Refunding (Pacific Gas and Electric Co.), VRDN, Series G, 3.55% due
                            11/01/2026 (a)                                                                         2,700
AAA      Aaa      1,500     (Southern California Edison Co.), Series B, 6.40% due 12/01/2024 (d)                   1,591

NR*      P1       2,500   California Pollution Control Financing Authority, Resource Recovery Revenue
                          Bonds (Delano Project), VRDN, AMT, Series 1991, 3.55% due 8/01/2019 (a)                  2,500

A        A2       3,000   California Pollution Control Financing Authority, Solid Waste Disposal Revenue
                          Bonds (Keller Canyon Landfill Company Project), AMT, 6.875% due 11/01/2027               3,197

NR*      Baa      1,720   California Public Capital Improvements Financing Authority Revenue Bonds
                          (Joint Powers Agency--Pooled Projects), Series E, 8.25% due 3/01/1998                    1,796

NR*      Aaa      1,060   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (g)(h)       1,138

                          California State, GO (c):
AAA      Aaa      6,000     5.375% due 6/01/2026                                                                   5,764
AAA      Aaa      4,840     UT, 6.90% due 11/01/2004(f)                                                            5,631
AAA      Aaa      2,615     UT, 7% due 11/01/2004(f)                                                               3,060
AAA      Aaa      1,700     UT, 6.80% due 11/01/2009                                                               1,902
AAA      Aaa        160     UT, 6.90% due 11/01/2011                                                                 180
AAA      Aaa         85     UT, 7% due 11/01/2014                                                                     97


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
S&P      Moody's  Face                                                                                           Value
Ratings  Ratings Amount                                        Issue                                           (Note 1a)

California (continued)
                          California State Public Works Board, Lease Revenue Bonds:
AAA      Aaa    $ 3,810     (Department of Corrections--California State Prison), Series B, 5.375% due
                            12/01/2019 (d)                                                                      $  3,628
AAA      Aaa      5,110     Refunding (Department of Corrections--California State Prisons), Series A,
                            5% due 12/01/2019 (b)                                                                  4,759
A        A        1,785     (Various California State University Projects), Series A, 6.70% due
                            10/01/2002 (f)                                                                         2,016
A        A        3,000     (Various Community College Projects), Series B, 7% due 3/01/2004 (f)                   3,464
AAA      Aaa      5,955     (Various University of California Projects), Series A, 6.40% due
                            12/01/2016 (b)                                                                         6,378

                          California Statewide Community Development Authority Revenue Bonds, COP:
AAA      Aaa      2,000     (Good Samaritan Health System), 6.50% due 5/01/2004 (f)(j)                             2,248
AA       Aa       1,750     (Saint Joseph Health System Group), 6.50% due 7/01/2015                                1,858

AAA      Aaa      3,000   Cerritos, California, Public Financing Authority, Revenue Refunding Bonds
                          (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (b)             3,429

AAA      Aaa      7,000   Compton, California, Community Redevelpment Agency, Tax Allocation Refunding
                          Bonds (Compton Redevelopment Project), Series A, 6.50% due 8/01/2013 (i)                 7,603

AAA      Aaa      5,720   Contra Costa, California, Water District, Water Revenue Bonds, Series D, 6.375%
                          due 10/01/2022 (b)                                                                       6,098

AAA      Aaa      5,000   Cucamonga County, California, Water District Facilities Refinancing Bonds, COP,
                          6.50% due 9/01/2022 (c)                                                                  5,410

AAA      Aaa      7,000   East Bay, California, Municipal Utility District, Wastewater Treatment System
                          Revenue Bonds, 6.375% due 12/01/2001 (b)(f)                                              7,766

AAA      Aaa      5,000   El Camino, California, Hospital District Revenue Refunding Bonds, Series A,
                          6.25% due 8/15/2017 (b)                                                                  5,209

AAA      Aaa      3,500   Elk Grove, California, Unified School District Number 1, Community Facilities,
                          Special District Tax Bonds, 7% due 12/01/2003 (b)(f)                                     4,067

AAA      Aaa      1,000   Fairfield-Suisun, California, Sewer District, Sewer Revenue Refunding Bonds,
                          Series A, 6.25% due 5/01/2016 (d)                                                        1,048

AAA      Aaa      1,250   Fresno, California, Sewer Revenue Bonds, Series A-1, 6.25% due 9/01/2014 (b)             1,372

BBB      Baa      4,765   Inglewood, California, Public Financing Authority Revenue Bonds (Manchester-
                          Prairie-N. Inglewood Industrial Park Project), Series B, 7% due 5/01/2022                5,064

AAA      Aaa      2,725   Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                          Refunding Bonds, Second Issue, 5.25% due 11/15/2026 (c)                                  2,531

AAA      Aaa      1,000   Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B,
                          6.625% due 8/01/2025 (d)                                                                 1,071

A        A        1,400   Los Angeles, California, State Building Authority, Lease Revenue Refunding Bonds
                          (California State Department of General Services), Series A, 5.625% due 5/01/2011        1,438

AAA      Aaa      1,000   Los Angeles County, California, COP (Correctional Facilities Project), 6.50% due
                          9/01/2000 (d)(f)                                                                         1,097

                          Los Angeles County, California, Public Works Financing Authority, Lease Revenue
                          Bonds (Multiple Capital Facilities Project-IV) (d):
AAA      Aaa     10,000     4.75% due 12/01/2013                                                                   8,991
AAA      Aaa      1,730     Refunding, Series B, 5.25% due 9/01/2013                                               1,664

AAA      Aaa      7,260   Los Angeles County, California, Transportation Commission, Sales Tax Revenue
                          Bonds, Series A, 6.75% due 7/01/2001 (c)(f)                                              8,117


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                        Issue                                           (Note 1a)

California (continued)
AAA      Aaa    $ 6,475   M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project),
                          Series E, 6.50% due 7/01/2017 (d)                                                     $  6,988

AA       Aa       4,750   Metropolitan Water District, Southern California, Waterworks Revenue Refunding
                          Bonds, Series A, 5.75% due 7/01/2021                                                     4,902

AAA      Aaa      3,000   Mount Diablo, California, Unified School District, Community Facilities-Special
                          District Number 1 Tax Bonds, 6.30% due 8/01/2022 (b)                                     3,181

AAA      Aaa      3,000   Northern California Public Power Agency, Revenue Refunding Bonds (Hydroelectric
                          Project No. 1), Series A, 6.25% due 7/01/2012 (d)                                        3,168

AAA      Aaa      1,900   Oakland, California, Redevelopment Agency, Refunding Bonds, INFLOS, 8.169% due
                          9/01/2019 (d)(e)                                                                         1,912

AAA      Aaa     16,000   Orange County, California, Local Transportation Authority, Sales Tax Revenue
                          Bonds, Second Series, 6.10% due 2/14/2011 (c)                                           16,602

AAA      Aaa      2,000   Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019 (c)          2,174

AAA      Aaa      1,000   Palm Springs, California, Financing Authority, Lease Revenue Bonds (Convention
                          Center Project), Series A, 6.75% due 11/01/2021 (d)                                      1,100

AAA      Aaa     16,955   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                          11/01/2016 (d)                                                                          18,164

AAA      Aaa      2,000   Rancho, California, Water District Financing Authority Revenue Bonds, RITES,
                          9.024% due 9/01/2001 (b)(e)(f)                                                           2,393

AAA      Aaa      1,910   Rancho Cucamonga, California, Redevelopment Agency Tax Allocation Bonds (Rancho
                          Redevelopment Project), 7.125% due 9/01/2019 (d)                                         2,079

NR*      A        4,900   Rancho Mirage, California, Joint Powers Financing Authority, COP (Eisenhower
                          Memorial Hospital), 7% due 3/01/2022                                                     5,292

AAA      Aaa      8,000   Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds,
                          Series A, 5.40% due 11/01/2020 (b)                                                       7,863

                          Sacramento, California, Municipal Utility District, Electric Revenue Bonds (d):
AAA      Aaa      1,000     Refunding, Series G, 6.50% due 9/01/2013                                               1,122
AAA      Aaa      8,500     Series B, 6.375% due 8/15/2022                                                         9,043

AAA      Aaa     12,500   San Diego, California, IDR (San Diego Gas and Electric Co.), Series A, 6.10%
                          due 9/01/2018 (d)                                                                       12,883

AAA      Aaa     17,000   San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                          Bonds, 5% due 5/15/2025 (c)                                                             15,465

AAA      Aaa      7,500   San Francisco, California, City and County International Airports Commission,
                          Revenue Refunding Bonds, Second Series, Issue 2, 6.75% due 5/01/2020 (d)                 8,299

                          San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                          Bonds (George R. Moscone Convention Center) (i):
AAA      Aaa      1,200     6.80% due 7/01/2019                                                                    1,332
AAA      Aaa      2,060     6.75% due 7/01/2024                                                                    2,292

AAA      Aaa      2,000   San Francisco, California, City and County Sewer Revenue Refunding Bonds,
                          6% due 10/01/2011 (b)                                                                    2,083

AAA      Aaa      4,000   San Mateo County, California, Transportation District, Sales Tax Revenue
                          Refunding Bonds, Series A, 8% due 6/01/2020 (d)                                          5,325

AAA      Aaa      6,945   Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                          Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (d)                  7,702


SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                        Issue                                           (Note 1a)

California (concluded)
                          Santa Clara, California, Electric Revenue Bonds, Series A (d):
AAA      Aaa    $ 6,000     6.25% due 7/01/2019                                                                 $  6,275
AAA      Aaa      1,350     6.50% due 7/01/2021                                                                    1,457

AAA      Aaa      1,350   Santa Clara County, California, COP, Refunding Bonds (Capital Project I),
                          6.25% due 10/01/2016 (b)                                                                 1,409

                          Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                          (VMC Facility Replacement Project), Series A (b):
AAA      Aaa      3,540     7.75% due 11/15/2011                                                                   4,426
AAA      Aaa      2,700     6.75% due 11/15/2020                                                                   3,002

AAA      Aaa      5,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                          (Consolidated Redevelopment Project), Series A, 6.40% due 9/01/2022 (d)                  5,344

AAA      Aaa      2,185   Santa Rosa, California, High School District GO, UT, 6.375% due 5/01/2016 (d)            2,336

AAA      Aaa      4,300   Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater
                          Project), Series A, 6.50% due 9/01/2000 (b)(f)                                           4,717

AAA      Aaa      1,500   Stockton, California, COP, Revenue Bonds (Wastewater Treatment Plant Expansion),
                          Series A, 6.80% due 9/01/2024 (c)                                                        1,681

AAA      Aaa      2,000   University of California Revenue Bonds (Multiple Purpose Projects), Series D,
                          6.375% due 9/01/2024 (d)                                                                 2,136

Total Investments (Cost--$318,128)--98.9%                                                                        334,417

Other Assets Less Liabilities--1.1%                                                                                3,786
                                                                                                                --------
Net Assets--100.0%                                                                                              $338,203
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(f)Prerefunded.
(g)GNMA Collateralized.
(h)FHLMC Insured.
(i)FSA Insured.
(j)CAPMAC Insured.
  *Not Rated.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$318,127,844) (Note 1a)                         $334,416,748
                    Cash                                                                                          82,099
                    Receivables:
                      Interest                                                             $  6,205,513
                      Securities sold                                                         3,722,645        9,928,158
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       4,571
                    Prepaid expenses and other assets                                                             12,161
                                                                                                            ------------
                    Total assets                                                                             344,443,737
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    5,687,015
                      Dividends to shareholders (Note 1f)                                       302,850
                      Investment adviser (Note 2)                                               142,612        6,132,477
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       108,500
                                                                                                            ------------
                    Total liabilities                                                                          6,240,977
                                                                                                            ------------

Net Assets:         Net assets                                                                              $338,202,760
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (4,000 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $100,000,000
                      Common Stock, par value $.10 per share (16,328,873 shares
                      issued and outstanding)                                              $  1,632,887
                    Paid-in capital in excess of par                                        227,673,373
                    Undistributed investment income--net                                      1,840,343
                    Accumulated realized capital losses on investments--net (Note 5)         (9,232,747)
                    Unrealized appreciation on investments--net                              16,288,904
                                                                                           ------------
                    Total--Equivalent to $14.59 net asset value per share of
                    Common Stock (market price--$13.75)                                                      238,202,760
                                                                                                            ------------
                    Total capital                                                                           $338,202,760
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 19,295,323
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,679,529
                    Commission fees (Note 4)                                                    253,220
                    Professional fees                                                            79,737
                    Accounting services (Note 2)                                                 74,053
                    Transfer agent fees                                                          61,244
                    Printing and shareholder reports                                             25,502
                    Listing fees                                                                 24,510
                    Directors' fees and expenses                                                 22,841
                    Pricing fees                                                                 14,126
                    Custodian fees                                                               13,111
                    Amortization of organization expenses (Note 1e)                               6,943
                    Other                                                                        11,704
                                                                                           ------------
                    Total expenses                                                                             2,266,520
                                                                                                            ------------
                    Investment income--net                                                                    17,028,803
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            709,173
Unrealized          Change in unrealized appreciation on investments--net                                      1,986,386
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 19,724,362
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $ 17,028,803     $ 17,521,984
                    Realized gain (loss) on investments--net                                    709,173       (8,226,418)
                    Change in unrealized appreciation on investments--net                     1,986,386       33,500,162
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     19,724,362       42,795,728
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                          (13,706,880)     (13,688,151)
(Note 1f):            Preferred Stock                                                        (3,417,420)      (3,759,400)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (17,124,300)     (17,447,551)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              2,600,062       25,348,177
                    Beginning of year                                                       335,602,698      310,254,521
                                                                                           ------------     ------------
                    End of year*                                                           $338,202,760     $335,602,698
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,840,343     $  1,935,840
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       June 26,
from information provided in the financial statements.                       For the Year Ended                1992++ to
                                                                                  October 31,                   Oct. 31,
Increase (Decrease) in Net Asset Value:                              1996       1995       1994       1993        1992
Per Share           Net asset value, beginning of period           $  14.43   $  12.88   $  15.68   $  13.25    $  14.18
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                             1.04       1.09       1.10       1.10         .28
                    Realized and unrealized gain (loss) on
                    investments--net                                    .17       1.53      (2.81)      2.45        (.87)
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.21       2.62      (1.71)      3.55        (.59)
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                        Investment income--net                         (.84)      (.84)      (.89)      (.93)       (.18)
                        Realized gain on investments--net                --         --       (.02)      (.02)         --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions to
                    Common Stock shareholders                          (.84)      (.84)      (.91)      (.95)       (.18)
                                                                   --------   --------   --------   --------    --------
                    Capital charge resulting from issuance
                    of Common Stock                                      --         --         --         --        (.02)
                                                                   --------   --------   --------   --------    --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                         (.21)      (.23)      (.18)      (.17)       (.02)
                        Realized gain on investments--net                --         --       (.00)+++++ (.00)+++++    --
                      Capital charge resulting from
                      issuance of Preferred Stock                        --         --         --         --        (.12)
                                                                   --------   --------   --------   --------    --------
                    Total effect of Preferred Stock activity           (.21)      (.23)      (.18)      (.17)       (.14)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  14.59   $  14.43   $  12.88   $  15.68    $  13.25
                                                                   ========   ========   ========   ========    ========
                    Market price per share, end of period          $  13.75   $ 12.625   $  11.25   $  15.00    $ 14.875
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on market price per share                  15.84%     20.01%    (19.71%)     7.48%        .44%+++
Return:**                                                          ========   ========   ========   ========    ========
                    Based on net asset value per share                7.54%     19.81%    (12.06%)    26.13%      (5.36%)+++
                                                                   ========   ========   ========   ========    ========

Ratios to Average   Expenses, net of reimbursement                     .67%       .70%       .68%       .63%        .13%*
Net Assets:***                                                     ========   ========   ========   ========    ========
                    Expenses                                           .67%       .70%       .68%       .64%        .63%*
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            5.06%      5.45%      5.34%      5.27%       5.33%*
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                       $238,203   $235,603   $210,255   $256,105    $211,776
                                                                   ========   ========   ========   ========    ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                          $100,000   $100,000   $100,000   $100,000    $100,000
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               79.39%     83.26%     38.06%     15.17%      32.97%
                                                                   ========   ========   ========   ========    ========

Leverage:           Asset coverage per $1,000                      $  3,382   $  3,356   $  3,103   $  3,561    $  3,118
                                                                   ========   ========   ========   ========    ========

Dividends Per Share Series A--Investment income--net               $    882   $    912   $    684   $    644    $     94
On Preferred Stock                                                 ========   ========   ========   ========    ========
Outstanding:++++++  Series B--Investment income--net               $    826   $    967   $    788   $    740    $    101
                                                                   ========   ========   ========   ========    ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on September 16, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $253,846,273 and $253,842,216, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments              $  379,927    $16,288,904
Short-term investments                (14,145)            --
Financial futures contracts           343,391             --
                                   ----------    -----------
Total                              $  709,173    $16,288,904
                                   ==========    ===========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $15,157,658, of which $16,059,841 related to appreciated securities and $902,183 related to depreciated securities. The aggregate cost as of October 31, 1996 for Federal income tax purposes was $319,259,090.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year October 31, 1996, shares issued and outstanding remained constant at 16,328,873. At October 31, 1996, total paid-in capital amounted to $229,306,260.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were as follows: Series A, 3.20% and Series B, 2.75%.

As of October 31, 1996, there were 4,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended Octo-ber 31, 1996, MLPF&S, an affiliate of FAM, earned $153,121 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $4,405,000, of which $18,000 expires in 2002 and $4,387,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072511 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield California Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period June 26, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 29, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield California Insured Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MIC